                                                                Exhibit 99.13(b)


                                   APPENDIX A

                                                                                                                     Shareholder
                                                         Distribution Fee                 Service Fee              Processing Fee
                                                           (expressed as                 (expressed as              (expressed as
                                                           a percentage                  a percentage               a percentage
                                                         of average daily              of average daily           of average daily
                                                           net assets of                 net assets of              net assets of
                                                           the Portfolio                 the Portfolio              the Portfolio
                                                          attributable to               attributable to            attributable to
Name of Portfolio            Class of Shares           the specified Class)          the specified Class)       the specified Class)
-----------------            ---------------           --------------------          --------------------       --------------------
Small Cap Value              Institutional                       0%                             0%                           0%
Equity Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Small Cap Growth             Institutional                       0%                             0%                           0%
Equity Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Growth Equity                Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Value Equity                 Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Select Equity                Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Index Equity                 Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

International                Institutional                       0%                             0%                           0%
Equity Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

International                Institutional                       0%                             0%                           0%
Emerging                     Service                             0%                           .15%                         .15%
Markets Portfolio            Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

                                                                                                                     Shareholder
                                                         Distribution Fee                 Service Fee              Processing Fee
                                                           (expressed as                 (expressed as              (expressed as
                                                           a percentage                  a percentage               a percentage
                                                         of average daily              of average daily           of average daily
                                                           net assets of                 net assets of              net assets of
                                                           the Portfolio                 the Portfolio              the Portfolio
                                                          attributable to               attributable to            attributable to
Name of Portfolio            Class of Shares           the specified Class)          the specified Class)       the specified Class)
-----------------            ---------------           --------------------          --------------------       --------------------
Balanced                     Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Low Duration                 Institutional                       0%                             0%                           0%
Bond Portfolio               BlackRock                           0%                             0%                           0%
                             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Intermediate                 Institutional                       0%                             0%                           0%
Bond Portfolio               BlackRock                           0%                             0%                           0%
                             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Intermediate                 Institutional                       0%                             0%                           0%
Government Bond              Service                             0%                           .15%                         .15%
Portfolio                    Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Government Income            Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Core Bond                    Institutional                       0%                             0%                           0%
Portfolio                    BlackRock                           0%                             0%                           0%
                             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Managed Income               Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

International                Institutional                       0%                             0%                           0%
Bond Portfolio               Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

                                                                                                                     Shareholder
                                                         Distribution Fee                 Service Fee              Processing Fee
                                                           (expressed as                 (expressed as              (expressed as
                                                           a percentage                  a percentage               a percentage
                                                         of average daily              of average daily           of average daily
                                                           net assets of                 net assets of              net assets of
                                                           the Portfolio                 the Portfolio              the Portfolio
                                                          attributable to               attributable to            attributable to
Name of Portfolio            Class of Shares           the specified Class)          the specified Class)       the specified Class)
-----------------            ---------------           --------------------          --------------------       --------------------
Tax-Free Income              Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Pennsylvania                 Institutional                       0%                             0%                           0%
Tax-Free                     Service                             0%                           .15%                         .15%
Income Portfolio             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

New Jersey Tax-              Institutional                       0%                             0%                           0%
Free Income                  Service                             0%                           .15%                         .15%
Portfolio                    Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Ohio Tax-Free                Institutional                       0%                             0%                           0%
Income Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Money Market                 Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Municipal Money              Institutional                       0%                             0%                           0%
Market Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Government                   Institutional                       0%                             0%                           0%
Money Market                 Service                             0%                           .15%                         .15%
Portfolio                    Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Ohio Municipal               Institutional                       0%                             0%                           0%
Money Market                 Service                             0%                           .15%                         .15%
Portfolio                    Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

                                                                                                                     Shareholder
                                                         Distribution Fee                 Service Fee              Processing Fee
                                                           (expressed as                 (expressed as              (expressed as
                                                           a percentage                  a percentage               a percentage
                                                         of average daily              of average daily           of average daily
                                                           net assets of                 net assets of              net assets of
                                                           the Portfolio                 the Portfolio              the Portfolio
                                                          attributable to               attributable to            attributable to
Name of Portfolio            Class of Shares           the specified Class)          the specified Class)       the specified Class)
-----------------            ---------------           --------------------          --------------------       --------------------
Pennsylvania                 Institutional                       0%                             0%                           0%
Municipal Money              Service                             0%                           .15%                         .15%
Market Portfolio             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

North Carolina               Institutional                       0%                             0%                           0%
Municipal                    Service                             0%                           .15%                         .15%
Money Market                 Investor A                        .10%                           .25%                         .15%
Portfolio                    Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

New Jersey                   Institutional                       0%                             0%                           0%
Municipal                    Service                             0%                           .15%                         .15%
Money Market                 Investor A                        .10%                           .25%                         .15%
Portfolio                    Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Virginia                     Institutional                       0%                             0%                           0%
Municipal                    Service                             0%                           .15%                         .15%
Money Market                 Investor A                        .10%                           .25%                         .15%
Portfolio                    Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Multi-Sector                 Institutional                       0%                             0%                           0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth               Institutional                       0%                             0%                           0%
Equity Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Mid-Cap Value                Institutional                       0%                             0%                           0%
Equity Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

International                Institutional                       0%                             0%                           0%
Small Cap                    Service                             0%                           .15%                         .15%
Equity Portfolio             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Micro-Cap Equity             Institutional                       0%                             0%                           0%
Portfolio                    Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

GNMA Portfolio               Institutional                       0%                             0%                           0%
                             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

Delaware Tax-Free            Institutional                       0%                             0%                           0%
Income                       Service                             0%                           .15%                         .15%
Portfolio                    Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

                                                                                                                     Shareholder
                                                         Distribution Fee                 Service Fee              Processing Fee
                                                           (expressed as                 (expressed as              (expressed as
                                                           a percentage                  a percentage               a percentage
                                                         of average daily              of average daily           of average daily
                                                           net assets of                 net assets of              net assets of
                                                           the Portfolio                 the Portfolio              the Portfolio
                                                          attributable to               attributable to            attributable to
Name of Portfolio            Class of Shares           the specified Class)          the specified Class)       the specified Class)
-----------------            ---------------           --------------------          --------------------       --------------------
Kentucky Tax-Free            Institutional                       0%                             0%                           0%
Income Portfolio             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

High Yield                   Institutional                       0%                             0%                           0%
Bond Portfolio               BlackRock                           0%                             0%                           0%
                             Service                             0%                           .15%                         .15%
                             Investor A                        .10%                           .25%                         .15%
                             Investor B                        .75%                           .25%                         .15%
                             Investor C                        .75%                           .25%                         .15%

BlackRock                    Institutional                       0%                             0%                           0%
Strategic Portfolio I

BlackRock                    Institutional                       0%                             0%                           0%
Strategic
Portfolio II

Multi-Sector Mortgage        Institutional                       0%                             0%                           0%
Securities Portfolio IV



"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                                   Agreed to and accepted as
                                       of June __, 1999.



                                            BLACKROCK FUNDS


                                   By:  ____________________________
                                        Name:
                                        Title: